AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS A SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class A shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class A shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.30% per annum of the average daily net assets of each Fund’s Class A shares.

Subject to the limit described above, the Trust shall pay or reimburse the Distributor for amounts expended by the Distributor to finance any activity that is related to distribution and/or shareholder servicing; provided, (i) that the Board of Trustees of the Trust shall have approved categories of expenses for which payment or reimbursement shall be made pursuant to this paragraph, and (ii) that reimbursement shall be made in accordance with the terms of the Agreement.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class A shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class A shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class A shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class A shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class A shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class A shares unless the Independent Trustees of the Trust otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class A shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	5/1/21	4/30/22
American Funds Growth Portfolio	5/1/21	4/30/22
American Funds Growth and Income Portfolio	5/1/21	4/30/22
American Funds Moderate Growth and Income Portfolio	5/1/21	4/30/22
American Funds Conservative Growth and Income Portfolio	5/1/21	4/30/22
American Funds Tax-Aware Conservative Growth and Income Portfolio	5/1/21	4/30/22
American Funds Preservation Portfolio	5/1/21	4/30/22
American Funds Tax-Exempt Preservation Portfolio	5/1/21	4/30/22

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS C SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class C shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class C shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average daily net assets of each Fund’s Class C shares. The categories of expenses are as follows:

a.	Service Fees. The Trust shall pay to the Distributor no more frequently than monthly in arrears a service fee (the “Service Fee”), which shall accrue daily in an amount equal to the daily equivalent of 0.25% per annum of the net asset value of each Fund’s Class C shares outstanding on each day. The Service Fee compensates the Distributor for paying service-related expenses, including Service Fees to others in respect of Class C shares of each Fund.

b.	Distribution Fees. The Trust shall pay to the Distributor no more frequently than monthly in arrears its “Allocable Portion” (as described in Exhibit B to this Plan (“Allocation Schedule”), and until such time as the Fund designates a successor to AFD as distributor, the Allocable Portion shall equal 100%) of a fee (the “Distribution Fee”), which shall accrue daily in an amount equal to the daily equivalent of 0.75% per annum of the net asset value of the Fund’s Class C shares outstanding on each day. The Distribution Fee compensates the Distributor for providing distribution and sales-related services in respect of Class C shares of the Fund. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services.

The Distributor may sell and assign its right to its Allocable Portion (but not its obligations to the Trust under the Agreement) of the Distribution Fee to a third party, and such transfer shall be free and clear of offsets or claims the Trust may have against the Distributor, it being understood that the Trust is not releasing the Distributor from any of its obligations to the Trust under the Agreement or any of the assets the Distributor continues to own. The Trust may agree, at the request of the Distributor, to pay the Allocable Portion of the Distribution Fee directly to the third party transferee.

Any agreement between the Trust and the Distributor relating to each Fund’s Class C shares shall provide that:

(i)	the Distributor will be deemed to have performed all services required to be performed in order to be entitled to receive its Allocable Portion of the Distribution Fee payable in respect of each “Commission Share” (as defined in the Allocation Schedule) upon the settlement date of each sale of such Commission Share taken into account in determining such Distributor’s Allocable Portion of the Distribution Fee;

(ii)	notwithstanding anything to the contrary in this Plan or the Agreement, the Trust’s obligation to pay the Distributor its Allocable Portion of the Distribution Fee shall not be terminated or modified (including without limitation, by change in the rules applicable to the conversion of the Class C shares into shares of another class) for any reason (including a termination of this Plan or the Agreement between such Distributor and the Trust) except:

(a)	to the extent required by a change in the Investment Company Act of 1940 (the “1940 Act”), the rules and regulations under the 1940 Act, the Conduct Rules of the Financial Industry Regulatory Authority (the “Conduct Rules”), or any judicial decisions or interpretive pronouncements by the Securities and Exchange Commission, which is either binding upon the Distributor or generally complied with by similarly situated distributors of mutual fund shares, in each case enacted, promulgated, or made after March 20, 2012, or

(b)	on a basis which does not alter the Distributor’s Allocable Portion of the Distribution Fee computed with reference to Commission Shares of the Funds, the Date of Original Issuance (as defined in the Allocation Schedule) of which occurs on or prior to the adoption of such termination or modification and with respect to Free Shares (as defined in the Allocation Schedule) which would be attributed to the Distributor under the Allocation Schedule with reference to such Commission Shares, or

(c)	in connection with a Complete Termination (as defined below) of this Plan by the Trust;

(iii)	the Trust will not take any action to waive or change any contingent deferred sales charge (“CDSC”) in respect of the Class C shares, the Date of Original Issuance of which occurs on or prior to the taking of such action except as provided in the Trust’s prospectus or statement of additional information on the date such Commission Share was issued, without the consent of the Distributor or its assigns;

(iv)	notwithstanding anything to the contrary in this Plan or the Agreement, none of the termination of the Distributor’s role as principal underwriter of the Class C shares of each Fund, the termination of the Agreement or the termination of this Plan will terminate the Distributor’s right to its Allocable Portion of the CDSCs in respect of Class C shares of the Funds;

(v)	except as provided in (ii) above and notwithstanding anything to the contrary in this Plan or the Agreement, the Trust’s obligation to pay the Distributor’s Allocable Portion of the Distribution Fees and CDSCs payable in respect of the Class C shares of the Funds shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever, at law or equity, including, without limitation, any of the foregoing based on the insolvency or bankruptcy of the Distributor; and

(vi)	until the Distributor has been paid its Allocable Portion of the Distribution Fees in respect of the Class C shares of a Fund, the Fund will not adopt a plan of liquidation in respect of the Class C shares without the consent of the Distributor and its assigns. For purposes of this Plan, the term Allocable Portion of the Distribution Fees or CDSCs payable in respect of the Class C shares as applied to any Distributor shall mean the portion of such Distribution Fees or CDSCs payable in respect of such Class C shares of a Fund allocated to the Distributor in accordance with the Allocation

Schedule as it relates to the Class C shares of the Fund, and until such time as the Trust designates a successor to AFD as distributor, the Allocable Portion shall equal 100% of the Distribution Fees and CDSCs. For purposes of this Plan, the term “Complete Termination” in respect of this Plan as it relates to the Class C shares means a termination of this Plan involving the complete cessation of the payment of Distribution Fees in respect of all Class C shares of a Fund, the termination of the distribution plans and principal underwriting agreements, and the complete cessation of the payment of any asset based sales charge (within the meaning of the Conduct Rules) or similar fees in respect of a Fund and any successor mutual fund or any mutual fund acquiring a substantial portion of the assets of a Fund (the Fund and such other mutual funds hereinafter referred to as the “Affected Funds”) and in respect of the Class C shares and every future class of shares (other than future classes of shares established more than one year after the date of such termination) which has substantially similar characteristics to the Class C shares (all such classes of shares the “Affected Classes of Shares”) of such Affected Funds taking into account the manner of payment and amount of asset based sales charge, CDSC or other similar charges borne directly or indirectly by the holders of such shares; provided that

(a)	the Board of Directors/Trustees of such Affected Funds, including the Independent Directors/Trustees (as defined below) of the Affected Funds, shall have determined that such termination is in the best interest of such Affected Funds and the shareholders of such Affected Funds, and

(b)	such termination does not alter the CDSC as in effect at the time of such termination applicable to Commission Shares of a Fund, the Date of Original Issuance of which occurs on or prior to such termination.

Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at anytime during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class C shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class C shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

Notwithstanding the foregoing or paragraph 6, below, any amendment or termination of this Plan shall not affect the rights of the Distributor to receive its Allocable Portion of the Distribution Fee, unless the termination constitutes a Complete Termination of this Plan as described in paragraph 1 above.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class C shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class C shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class C shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class C shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class C shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	5/1/21	4/30/22
American Funds Growth Portfolio	5/1/21	4/30/22
American Funds Growth and Income Portfolio	5/1/21	4/30/22
American Funds Moderate Growth and Income Portfolio	5/1/21	4/30/22
American Funds Conservative Growth and Income Portfolio	5/1/21	4/30/22
American Funds Tax-Aware Conservative Growth and Income Portfolio	5/1/21	4/30/22
American Funds Preservation Portfolio	5/1/21	4/30/22
American Funds Tax-Exempt Preservation Portfolio	5/1/21	4/30/22

EXHIBIT B

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class C shares

ALLOCATION SCHEDULE

The following relates solely to Class C shares.

The Distributor's Allocable Portion of Distribution Fees and CDSCs in respect of Class C shares of each Fund shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class C shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class C shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule. At such time as the Distributor’s Allocable Portion of the Distribution Fees equals zero, the Successor Distributor shall become the Distributor for purposes of this Allocation Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the “Distribution Agreement”), of which this Schedule is a part. As used herein the following terms shall have the meanings indicated:

“Commission Share” means each Class C share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any Class C share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

“Date of Original Issuance” means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

“Free Share” means, in respect of a Fund, each Class C share of the Fund, other than a Commission Share (including, without limitation, any Class C share issued in connection with the reinvestment of dividends or capital gains).

“Inception Date” means in respect of a Fund, the first date on which the Fund issued shares.

“Net Asset Value” means the net asset value determined as set forth in the Prospectus.

“Omnibus Share” means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account (“Omnibus Selling Agents”). If, subsequent to the Successor Distributor becoming exclusive distributor of the Class C shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner that Non-Omnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I: ATTRIBUTION OF CLASS C SHARES

Class C shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1)       Commission Shares other than Omnibus Shares:

(a)       Commission Shares that are not Omnibus Shares (“Non-Omnibus Commission Shares”) attributed to the Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class C shares of the Fund.

(b)       Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class C shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class C shares of the Fund.

(c)       A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2)       Free Shares:

Free Shares that are not Omnibus Shares (“Non-Omnibus Free Shares”) of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determine that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3)       Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

(1)       CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2)       CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1)       The portion of the aggregate Distribution Fee accrued in respect of all Class C shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

(A + C)/2

(B + D)/2

where

A =	The aggregate Net Asset Value of all Class C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B =	The aggregate Net Asset Value of all Class C shares of a Fund at the beginning of such calendar month

C =	The aggregate Net Asset Value of all Class C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D =	The aggregate Net Asset Value of all Class C shares of a Fund at the end of such calendar month

(2)       If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class C shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class C shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)

where:

A =	Average Net Asset Value of all such Class C shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B =	Total average Net Asset Value of all such Class C shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR’S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR’S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class C shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS T SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class T shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class T shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.50% per annum of the average daily net assets of each Fund’s Class T shares.

The categories of expenses permitted under this Plan include service fees (“Service Fees”) and distribution fees (“Distribution Fees”), each in an amount not to exceed 0.25% per annum of the average daily net assets of each Fund’s Class T shares. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services. The actual amounts paid shall be determined by the Board of Trustees. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class T shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class T shares of each Fund. Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective , as amended, on May 1, 2021 and may be terminated as to each Fund’s Class T shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class T shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class T shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class T shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class T shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class T shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class T Shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	5/1/21	4/30/22
American Funds Growth Portfolio	5/1/21	4/30/22
American Funds Growth and Income Portfolio	5/1/21	4/30/22
American Funds Moderate Growth and Income Portfolio	5/1/21	4/30/22
American Funds Conservative Growth and Income Portfolio	5/1/21	4/30/22
American Funds Tax-Aware Conservative Growth and Income Portfolio	5/1/21	4/30/22
American Funds Preservation Portfolio	5/1/21	4/30/22
American Funds Tax-Exempt Preservation Portfolio	5/1/21	4/30/22

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS F-1 SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class F-1 shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class F-1 shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.50% per annum of the average daily net assets of each Fund’s Class F-1 shares.

The categories of expenses permitted under this Plan include service fees (“Service Fees”) and distribution fees (“Distribution Fees”), each in an amount not to exceed 0.25% per annum of the average daily net assets of each Fund’s Class F-1 shares. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services. The actual amounts paid shall be determined by the Board of Trustees. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class F-1 shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class F-1 shares of each Fund. Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class F-1 shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class F-1 shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class F-1 shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class F-1 shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class F-1 shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class F-1 shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class F-1 shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	5/1/21	4/30/22
American Funds Growth Portfolio	5/1/21	4/30/22
American Funds Growth and Income Portfolio	5/1/21	4/30/22
American Funds Moderate Growth and Income Portfolio	5/1/21	4/30/22
American Funds Conservative Growth and Income Portfolio	5/1/21	4/30/22
American Funds Tax-Aware Conservative Growth and Income Portfolio	5/1/21	4/30/22
American Funds Preservation Portfolio	5/1/21	4/30/22
American Funds Tax-Exempt Preservation Portfolio	5/1/21	4/30/22

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS 529-A SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class 529-A shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class 529-A shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed .50% per annum of the average daily net assets of each Fund’s Class 529-A shares.

The categories of expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed .25%, and distribution fees (“Distribution Fees”) in an amount not to exceed .25%, each such percentage being per annum of the average daily net assets of each Fund’s Class 529-A shares. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services. The actual amounts paid shall be determined by the Board of Trustees. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class 529-A shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class 529-A shares of each Fund. Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class 529-A shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class 529-A shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class 529-A shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class 529-A shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class 529-A shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class 529-A shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class 529-A shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Moderate Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Conservative Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Preservation Portfolio	May 1, 2021	April 30, 2022

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS 529-C SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class 529-C shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class 529-C shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average daily net assets of each Fund’s Class 529-C shares. The categories of expenses are as follows:

a.	Service Fees. The Trust shall pay to the Distributor no more frequently than monthly in arrears a service fee (the “Service Fee”), which shall accrue daily in an amount equal to the daily equivalent of 0.25% per annum of the net asset value of each Fund’s Class 529-C shares outstanding on each day. The Service Fee compensates the Distributor for paying service-related expenses, including Service Fees to others in respect of Class 529-C shares of each Fund.

b.	Distribution Fees. The Trust shall pay to the Distributor no more frequently than monthly in arrears its “Allocable Portion” as described in Exhibit B to this Plan (“Allocation Schedule”), and until such time as the Fund designates a successor to AFD as distributor, the Allocable Portion shall equal 100% of a fee (the “Distribution Fee”), which shall accrue daily in an amount equal to the daily equivalent of 0.75% per annum of the net asset value of each Fund’s Class 529-C shares outstanding on each day. The Distribution Fee compensates the Distributor for providing distribution and sales-related services in respect of Class 529-C shares of each Fund. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services.

The Distributor may sell and assign its right to its Allocable Portion (but not its obligations to the Trust under the Agreement) of the Distribution Fee to a third party, and such transfer shall be free and clear of offsets or claims the Trust may have against the Distributor, it being understood that the Trust is not releasing the Distributor from any of its obligations to the Trust under the Agreement or any of the assets the Distributor continues to own. The Trust may agree, at the request of the Distributor, to pay the Allocable Portion of the Distribution Fee directly to the third party transferee.

Any agreement between the Trust and the Distributor relating to each Fund’s Class 529-C shares shall provide that:

(i)	the Distributor will be deemed to have performed all services required to be performed in order to be entitled to receive its Allocable Portion of the Distribution Fee payable in respect of each “Commission Share” (as defined in the Allocation Schedule) upon the settlement date of each sale of such Commission Share taken into account in determining such Distributor’s Allocable Portion of the Distribution Fee;

(ii)	notwithstanding anything to the contrary in this Plan or the Agreement, the Trust’s obligation to pay the Distributor its Allocable Portion of the Distribution Fee shall not be terminated or modified (including without limitation, by change in the rules applicable to the conversion of the Class 529-C shares into shares of another class) for any reason (including a termination of this Plan or the Agreement between such Distributor and the Trust) except:

(a)	to the extent required by a change in the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations under the 1940 Act, the Conduct Rules of the Financial Industry Regulatory Authority (the “Conduct Rules”), or any judicial decisions or interpretive pronouncements by the Securities and Exchange Commission, which is either binding upon the Distributor or generally complied with by similarly situated distributors of mutual fund shares, in each case enacted, promulgated, or made after March 20, 2012, or

(b)	on a basis which does not alter the Distributor’s Allocable Portion of the Distribution Fee computed with reference to Commission Shares of the Funds, the Date of Original Issuance (as defined in the Allocation Schedule) of which occurs on or prior to the adoption of such termination or modification and with respect to Free Shares (as defined in the Allocation Schedule) which would be attributed to the Distributor under the Allocation Schedule with reference to such Commission Shares, or

(c)	in connection with a Complete Termination (as defined below) of this Plan by the Trust;

(iii)	the Trust will not take any action to waive or change any contingent deferred sales charge (“CDSC”) in respect of the Class 529-C shares, the Date of Original Issuance of which occurs on or prior to the taking of such action except as provided in the Trust’s prospectus or statement of additional information on the date such Commission Share was issued, without the consent of the Distributor or its assigns;

(iv) notwithstanding anything to the contrary in this Plan or the Agreement, none of the termination of the Distributor’s role as principal underwriter of the Class 529-C shares of each Fund, the termination of the Agreement or the termination of this Plan will terminate the Distributor’s right to its Allocable Portion of the CDSCs in respect of Class 529-C shares of the Funds;

(v)	except as provided in (ii) above and notwithstanding anything to the contrary in this Plan or the Agreement, the Trust’s obligation to pay the Distributor’s Allocable Portion of the Distribution Fees and CDSCs payable in respect of the Class 529-C shares of the Funds shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever, at law or equity, including, without limitation, any of the foregoing based on the insolvency or bankruptcy of the Distributor; and

(vi)	until the Distributor has been paid its Allocable Portion of the Distribution Fees in respect of the Class 529-C shares of a Fund, the Fund will not adopt a plan of liquidation in respect of the Class 529-C shares without the consent of the Distributor and its assigns. For purposes of this Plan, the term Allocable Portion of the

Distribution Fees or CDSCs payable in respect of the Class 529-C shares as applied to any Distributor shall mean the portion of such Distribution Fees or CDSCs payable in respect of such Class 529-C shares of a Fund allocated to the Distributor in accordance with the Allocation Schedule as it relates to the Class 529-C shares of the Fund, and until such time as the Trust designates a successor to AFD as distributor, the Allocable Portion shall equal 100% of the Distribution Fees and CDSCs. For purposes of this Plan, the term “Complete Termination” in respect of this Plan as it relates to the Class 529-C shares means a termination of this Plan involving the complete cessation of the payment of Distribution Fees in respect of all Class 529-C shares of a Fund, the termination of the distribution plans and principal underwriting agreements, and the complete cessation of the payment of any asset based sales charge (within the meaning of the Conduct Rules) or similar fees in respect of a Fund and any successor mutual fund or any mutual fund acquiring a substantial portion of the assets of a Fund (the Fund and such other mutual funds hereinafter referred to as the “Affected Funds”) and in respect of the Class 529-C shares and every future class of shares (other than future classes of shares established more than one year after the date of such termination) which has substantially similar characteristics to the Class 529-C shares (all such classes of shares the “Affected Classes of Shares”) of such Affected Funds taking into account the manner of payment and amount of asset based sales charge, CDSC or other similar charges borne directly or indirectly by the holders of such shares; provided that

(a)	the Board of Directors/Trustees of such Affected Funds, including the Independent Directors/Trustees (as defined below) of the Affected Funds, shall have determined that such termination is in the best interest of such Affected Funds and the shareholders of such Affected Funds, and

(b)	such termination does not alter the CDSC as in effect at the time of such termination applicable to Commission Shares of a Fund, the Date of Original Issuance of which occurs on or prior to such termination.

Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class 529-C shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class 529-C shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

Notwithstanding the foregoing or paragraph 6, below, any amendment or termination of this Plan shall not affect the rights of the Distributor to receive its Allocable Portion of the Distribution Fee, unless the termination constitutes a Complete Termination of this Plan as described in paragraph 1 above.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class 529-C shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class 529-C shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class 529-C shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class 529-C shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class 529-C shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Moderate Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Conservative Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Preservation Portfolio	May 1, 2021	April 30, 2022

EXHIBIT B

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class 529-C shares

ALLOCATION SCHEDULE

The following relates solely to Class 529-C shares.

The Distributor's Allocable Portion of Distribution Fees and CDSCs in respect of Class 529-C shares of each Fund shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class 529-C shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class 529-C shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule. At such time as the Distributor’s Allocable Portion of the Distribution Fees equals zero, the Successor Distributor shall become the Distributor for purposes of this Allocation Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the “Distribution Agreement”), of which this Schedule is a part. As used herein the following terms shall have the meanings indicated:

“Commission Share” means each Class 529-C share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any Class 529-C share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

“Date of Original Issuance” means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

“Free Share” means, in respect of a Fund, each Class 529-C share of the Fund, other than a Commission Share (including, without limitation, any Class 529-C share issued in connection with the reinvestment of dividends or capital gains).

“Inception Date” means in respect of a Fund, the first date on which the Fund issued shares.

“Net Asset Value” means the net asset value determined as set forth in the Prospectus.

“Omnibus Share” means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account (“Omnibus Selling Agents”). If, subsequent to the Successor Distributor becoming exclusive distributor of the Class 529-C shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner that Non-Omnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I: ATTRIBUTION OF CLASS 529-C SHARES

Class 529-C shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1)       Commission Shares other than Omnibus Shares:

(a)       Commission Shares that are not Omnibus Shares (“Non-Omnibus Commission Shares”) attributed to the Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class 529-C shares of the Fund.

(b)       Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class 529-C shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class 529-C shares of the Fund.

(c)       A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2)        Free Shares:

Free Shares that are not Omnibus Shares (“Non-Omnibus Free Shares”) of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determine that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3)       Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

(1)       CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2)       CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1)       The portion of the aggregate Distribution Fee accrued in respect of all Class 529-C shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

(A + C)/2

(B + D)/2

where

A =	The aggregate Net Asset Value of all Class 529-C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B =	The aggregate Net Asset Value of all Class 529-C shares of a Fund at the beginning of such calendar month

C =	The aggregate Net Asset Value of all Class 529-C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D =	The aggregate Net Asset Value of all Class 529-C shares of a Fund at the end of such calendar month

(2)       If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class 529-C shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class 529-C shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)

where:

A =	Average Net Asset Value of all such Class 529-C shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B =	Total average Net Asset Value of all such Class 529-C shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR’S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR’S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class 529-C shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS 529-E SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class 529-E shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class 529-E shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed .75% per annum of the average daily net assets of each Fund’s Class 529-E shares.

The categories of expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed .25%, and distribution fees (“Distribution Fees”) in an amount not to exceed .50%, each such percentage being per annum of the average daily net assets of each Fund’s Class 529-E shares. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services. The actual amounts paid shall be determined by the Board of Trustees. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class 529-E shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class 529-E shares of each Fund. Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class 529-E shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class 529-E shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class 529-E shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class 529-E shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class 529-E shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class 529-E shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class 529-E shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Moderate Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Conservative Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Preservation Portfolio	May 1, 2021	April 30, 2022

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS 529-T SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class 529-T shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class 529-T shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.50% per annum of the average daily net assets of each Fund’s Class 529-T shares.

The categories of expenses permitted under this Plan include service fees (“Service Fees”) and distribution fees (“Distribution Fees”), each in an amount not to exceed 0.25% per annum of the average daily net assets of each Fund’s Class 529-T shares. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services. The actual amounts paid shall be determined by the Board of Trustees. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class 529-T shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class 529-T shares of each Fund. Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class 529-T shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class 529-T shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class 529-T shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class 529-T shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class 529-T shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class 529-T shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class 529-T Shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Moderate Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Conservative Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Preservation Portfolio	May 1, 2021	April 30, 2022

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS 529-F-1 SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class 529-F-1 shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class 529-F-1 shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed .50% per annum of the average daily net assets of each Fund’s Class 529-F-1 shares.

The categories of expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed .25%, and distribution fees (“Distribution Fees”) in an amount not to exceed .25%, each such percentage being per annum of the average daily net assets of each Fund’s Class 529-F-1 shares. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services. The actual amounts paid shall be determined by the Board of Trustees. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class 529-F-1 shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class 529-F-1 shares of each Fund. Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class 529-F-1 shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class 529-F-1 shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class 529-F-1 shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class 529-F-1 shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class 529-F-1 shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class 529-F-1 shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class 529-F-1 shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Moderate Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Conservative Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Preservation Portfolio	May 1, 2021	April 30, 2022

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS ABLE-A SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class ABLE-A shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class ABLE-A shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.50% per annum of the average daily net assets of each Fund’s Class ABLE-A shares.

The categories of expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed 0.25%, and distribution fees (“Distribution Fees”) in an amount not to exceed 0.25%, each such percentage being per annum of the average daily net assets of each Fund’s Class ABLE-A shares. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services. The actual amounts paid shall be determined by the Board of Trustees. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class ABLE-A shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class ABLE-A shares of each Fund. Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended on May 1, 2021 and may be terminated as to each Fund’s Class ABLE-A shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class ABLE-A shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class ABLE-A shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class ABLE-A shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class ABLE-A shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class ABLE-A shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class ABLE-A shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Moderate Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Conservative Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Preservation Portfolio	May 1, 2021	April 30, 2022

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS R-1 SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class R-1 shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class R-1 shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average daily net assets of each Fund’s Class R-1 shares.

The categories of expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed .25%, and distribution fees (“Distribution Fees”) in an amount not to exceed .75%, each such percentage being per annum of the average daily net assets of each Fund’s Class R-1 shares. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services. The actual amounts paid shall be determined by the Board of Trustees. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-1 shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-1 shares of each Fund. Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class R-1 shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class R-1 shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class R-1 shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-1 shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-1 shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class R-1 shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class R-1 shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Moderate Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Conservative Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Preservation Portfolio	May 1, 2021	April 30, 2022

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS R-2 SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class R-2 shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class R-2 shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average daily net assets of each Fund’s Class R-2 shares.

The categories of expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed .25%, and distribution fees (“Distribution Fees”) in an amount not to exceed .75%, each such percentage being per annum of the average daily net assets of each Fund’s Class R-2 shares. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services. The actual amounts paid shall be determined by the Board of Trustees. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-2 shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-2 shares of each Fund. Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class R-2 shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class R-2 shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class R-2 shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-2 shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-2 shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class R-2 shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class R-2 shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Moderate Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Conservative Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Preservation Portfolio	May 1, 2021	April 30, 2022

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS R-2E SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class R-2E shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class R-2E shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed .85% per annum of the average daily net assets of each Fund’s Class R-2E shares.

The categories of expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed .25%, and distribution fees (“Distribution Fees”) in an amount not to exceed .60%, each such percentage being per annum of the average daily net assets of each Fund’s Class R-2E shares. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services. The actual amounts paid shall be determined by the Board of Trustees. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-2E shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-2E shares of each Fund. Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class R-2E shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class R-2E shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class R-2E shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-2E shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-2E shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class R-2E shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class R-2E shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Moderate Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Conservative Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Preservation Portfolio	May 1, 2021	April 30, 2022

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS R-3 SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class R-3 shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class R-3 shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed .75% per annum of the average daily net assets of each Fund’s Class R-3 shares.

The categories of expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed .25%, and distribution fees (“Distribution Fees”) in an amount not to exceed .50%, each such percentage being per annum of the average daily net assets of each Fund’s Class R-3 shares. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services. The actual amounts paid shall be determined by the Board of Trustees. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-3 shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-3 shares of each Fund. Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class R-3 shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class R-3 shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class R-3 shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-3 shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-3 shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Additional Series of Funds. This Plan shall apply to any additional funds added to the Trust that offer Class R-3 shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class R-3 shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Moderate Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Conservative Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Preservation Portfolio	May 1, 2021	April 30, 2022

AMENDED AND RESTATED PLAN OF DISTRIBUTION

of

AMERICAN FUNDS PORTFOLIO SERIES

relating to its

CLASS R-4 SHARES

WHEREAS, American Funds Portfolio Series (the “Trust”) is a Delaware statutory trust which consists of a series of funds set forth on Exhibit A (each a “Fund” and collectively the “Funds”) and may offer additional series of funds in the future;

WHEREAS, each Fund offers Class R-4 shares of beneficial interest;

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Trust (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of beneficial interest of the Funds, and the Trust and Distributor are parties to a principal underwriting agreement (the “Agreement”);

WHEREAS, the purpose of this Amended and Restated Plan of Distribution (the “Plan”) is to authorize the Trust to bear expenses of distribution and servicing of its Class R-4 shares; and

WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders;

NOW, THEREFORE, the Trust adopts this Plan as follows:

1.       Payments to Distributor. The Trust may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed .50% per annum of the average daily net assets of each Fund’s Class R-4 shares.

The categories of expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed .25%, and distribution fees (“Distribution Fees”) in an amount not to exceed .25%, each such percentage being per annum of the average daily net assets of each Fund’s Class R-4 shares. Expenditures characterized as Distribution Fees may, nonetheless, be used to provide shareholder services. The actual amounts paid shall be determined by the Board of Trustees. The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-4 shares of each Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-4 shares of each Fund. Notwithstanding the foregoing, the Distributor will receive such fees only with respect to accounts to which a broker-dealer (or other intermediary) other than the Distributor has been assigned at any time during the payment period.

2.       Approval by the Board. This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Trust and (ii) those Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent Trustees”), at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures. At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Effective Date and Termination of Plan. This Plan shall become effective, as amended, on May 1, 2021 and may be terminated as to each Fund’s Class R-4 shares at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Class R-4 shares of that Fund. Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until April 30, 2022. It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof. This Plan shall be approved, amended, continued or renewed in accordance with requirements of the 1940 Act and rules, orders and guidance adopted or issued by the U.S. Securities and Exchange Commission. The effective and termination dates of this Plan with respect to the Funds are set forth on Exhibit A.

5.       Requirements of Agreement. Any agreement related to this Plan shall be in writing, and shall provide:

a.	that such agreement may be terminated as to the Trust at any time, without payment of any penalty by the vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class R-4 shares of each Fund, on not more than sixty (60) days’ written notice to any other party to the agreement; and

b.	that such agreement shall terminate automatically in the event of its assignment.

6.       Amendment. This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-4 shares of each Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-4 shares of that Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust.

8.       Issuance of Series of Shares. This Plan shall apply to any additional funds added to the Trust that offer Class R-4 shares unless the Trust’s Independent Trustees otherwise provide.

9.       Record Retention. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed by its officer thereunto duly authorized, as of May 1, 2021.

AMERICAN FUNDS PORTFOLIO SERIES

By /s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

EXHIBIT A

to the

American Funds Portfolio Series

Amended and Restated Plan of Distribution of Class R-4 shares

Fund	Effective Date	Termination Date
American Funds Global Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth Portfolio	May 1, 2021	April 30, 2022
American Funds Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Moderate Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Conservative Growth and Income Portfolio	May 1, 2021	April 30, 2022
American Funds Preservation Portfolio	May 1, 2021	April 30, 2022